                                                                    Exhibit  (1)


                                  $75,000,000

                              UGI UTILITIES, INC.

                          SERIES B MEDIUM-TERM NOTES


                               AGENCY AGREEMENT
                               ----------------


                                                                  August 1, 1996

Donaldson, Lufkin & Jenrette
 Securities Corporation
277 Park Avenue
New York, New York 10172


Dear Sirs:

          1. INTRODUCTION. UGI Utilities, Inc., a Pennsylvania corporation (the "Issuer"), confirms its agreement with you (the "Agent") with respect to
      ------                                          -----
the issue and sale from time to time by the Issuer of up to $75,000,000 aggregate offering price of its Series B Medium-Term Notes Due More Than Nine Months from Date of Issue registered under the registration statement referred to in Section 2(a) (any such Series B Medium-Term Notes being hereinafter referred to as the "Securities," which term shall, if the context so requires,
                    ----------
include any permanent global Security).  Securities may be sold pursuant to
Section 3 of this Agreement or as contemplated by Section 11 of this Agreement in an aggregate amount not to exceed the amount of Registered Securities (as defined in Section 2(a) hereof) registered pursuant to such registration statement reduced by the aggregate amount of any other Registered Securities sold otherwise than pursuant to Sections 3 and 11 of this Agreement. The Securities will be issued under an Indenture, dated as of August 1, 1993 (the "Indenture"), between the Issuer and First Union National Bank, as successor to
- ----------
First Fidelity Bank, National Association, as trustee (the "Trustee").
                                                            -------

          The Securities shall have the terms described in the Prospectus referred to in Section 2(a) as it may be amended or supplemented from time to time, including any supplement to the Prospectus that sets forth only the terms of a particular issue of the Securities (a "Pricing Supplement"). Securities
                                            ------------------
will be issued, and the terms thereof established, from time to time by the Issuer in accordance with the Indenture and the Procedures (as defined in Section 3(d) hereof).

          2. REPRESENTATIONS AND WARRANTIES OF THE ISSUER. The Issuer represents and warrants to, and agrees with, the Agent as follows:

          (a) The Issuer meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and the rules and
                                              ---
     regulations ("Rules and Regulations") of the Securities and Exchange
                   ---------------------
     Commission (the "Commission") and has filed with the Commission a
                      ----------
     registration statement on such form (No. 333-04288), including a prospectus, relating to debt securities of the Issuer, including the Securities (the "Registered Securities"), which has become effective under
                      ---------------------
     the Act. Such registration statement, as amended as of the Closing Date (as defined in Section 3(e) hereof), is hereinafter referred to as the

     "Registration Statement," and the prospectus included in such Registration
      ----------------------
     Statement, as supplemented as of the Closing Date, including all material incorporated by reference therein, is hereinafter referred to as the

     "Prospectus."  Any reference in this Agreement to amending or supplementing
      ----------
     the Prospectus or the Registration Statement shall be deemed to include the filing of materials incorporated by reference in the Prospectus after the Closing Date, and any reference in this Agreement to any amendment or supplement to the Prospectus or the Registration Statement shall be deemed to include any such materials incorporated by reference in the Prospectus after the Closing Date. The Registration Statement, as it may be amended or supplemented, meets the requirements set forth in Rule 415(a)(1)(x) and
     (a)(2) under the Act and complies in all material respects with said Rule.

          (b) On the effective date of the registration statement relating to the Registered Securities, such registration statement conformed in all material respects with the requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Rules and
                               -------------------
     Regulations and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and on the Closing Date and at each of the times of acceptance and of delivery referred to in Section 6(a) hereof and at each of the times of amendment or supplementing referred to in Section 6(b) hereof (the Closing Date and each such time being herein sometimes referred to as a "Representation Date"), (i) the Registration
                                 -------------------
     Statement and the Prospectus as then amended or supplemented will conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; (ii) the Registration Statement, as then amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the representations and
                                --------  -------
     warranties in this subsection shall not apply to statements in or omissions from any of such documents based upon written information furnished to the Issuer by the Agent specifically for use therein or to that portion of the Registration Statement which constitutes the Trustee's Statement of Eligibility and Qualification under the Trust Indenture Act (the Form T-1). The Indenture, including any amendment and supplements thereto, pursuant to which the Securities will be issued, conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission thereunder.

          (c) The Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with full power (corporate and other) and authority to own its properties and conduct its business as described in the Prospectus; the Issuer is not qualified as a foreign corporation for the transaction of business in any other jurisdiction, and does not own or lease properties or conduct any business so as to require such qualification in any jurisdiction, other than where the failure to be so qualified would not have a material adverse effect on the Issuer and its subsidiaries taken as a whole; and the Issuer does not have any subsidiary that is a "significant subsidiary" within the meaning of Rule 1-02 of Regulation S-X.

          (d) The Issuer is not a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended (the "PUHCA"). The
                                                                  -----
     Issuer is a "subsidiary company" of a "holding company" within the meaning of the PUHCA, but UGI Corporation, the "holding company," is exempt from all the rules and regulations promulgated thereunder, other than Section 9(a)(2) thereof, by virtue of its filing of a Form U-3A-2 with the Commission.

          3.   APPOINTMENT AS AGENT; AGREEMENT OF AGENT; SOLICITATIONS AS AGENT.

          (a) Subject to the terms and conditions stated herein, the Issuer hereby appoints the Agent as an agent of the Issuer for the purpose of soliciting or receiving offers to purchase the Securities from the Issuer by others. Notwithstanding anything to the contrary contained herein, the Issuer may authorize any other person, partnership or corporation (an

     "Additional Agent") to act as temporary agent to solicit offers for the
      ----------------
     purchase of all or part of the Securities of the Issuer solely for the purpose of a single transaction upon reasonable prior notice to the Agent,

     provided, however, that any such Additional Agent (i) is a member of the
     --------  -------
     National Association of Securities Dealers, Inc. and (ii) shall execute an agency agreement substantially in the form and substance of this Agreement, including, if such Additional Agent is acting as principal, a Purchase Agreement substantially in the form of Exhibit C hereto, except that such
                                            ---------
     agency agreement shall be expressly limited by its terms to the transaction for which it was executed. At such time, the Additional Agent shall specify its requirements for the delivery of certificates, letters and opinions as are set forth in Section 5 hereof. Subject to all of the terms and conditions of this Agreement and any agreement contemplated by Section 11 hereof, the foregoing shall not be construed to prevent the Issuer from selling at any time any Registered Securities in a firm commitment underwriting pursuant to an underwriting agreement that does not provide for a continuous offering of such Registered Securities.

          (b) On the basis of the representations and warranties contained herein, but subject to the terms and conditions herein set forth, the Agent agrees, as agent of the Issuer, to use its reasonable best efforts when requested by the Issuer to solicit offers to purchase the Securities upon the terms and conditions set forth in the Prospectus and in the administrative procedures attached hereto as Exhibit B, as from time to
                                                  ---------
     time amended or supplemented. So long as this Agreement shall be in effect, the Issuer shall not (except as otherwise provided in this Agreement) solicit or accept offers to purchase Securities through any agents other than the Agent.

          Upon receipt of notice from the Issuer as contemplated by Section 4(b) hereof, the Agent shall suspend its solicitation of offers to purchase Securities as soon as reasonably practicable, but in any event not later than one Business Day after receipt of notice from the Issuer, until such time as the Issuer shall have furnished it with an amendment or supplement to the Registration Statement or the Prospectus, as the case may be, contemplated by Section 4(b) and shall have advised the Agent that such solicitation may be resumed. For purposes of this Agreement, "Business
                                                                    --------
     Day" shall mean any day that is not a Saturday or Sunday, and that in The
     ---
     City of New York is not a day on which banking institutions generally are authorized or obligated by law or executive order to close.

          The Issuer reserves the right, in its sole discretion, to instruct the Agent to suspend solicitation of offers to purchase the Securities commencing at any time for any period of time or permanently. As soon as reasonably practicable, but in any event not later than one Business Day after receipt of notice from the Issuer, the Agent will forthwith suspend solicitation of offers to purchase Securities from the Issuer until such time as the Issuer has advised the Agent that such solicitation may be resumed.

          The Agent is authorized to solicit offers to purchase Securities as described in the Prospectus, as amended or supplemented, and only in a minimum aggregate amount of $100,000. The Agent shall communicate to the Issuer, orally or in writing, each reasonable offer to purchase Securities received by it as agent; provided, however, that if the Issuer has informed
                              --------  -------
     the Agent that it is not interested in having the Agent communicate any offers to it (whether or not reasonable), the Agent shall be under no obligation to communicate any offers to the Issuer. The Issuer shall have the sole right to accept offers to purchase the Securities and may reject any such offer, in whole or in part. The Agent shall have the right, without notice to the Issuer, to reject any offer to purchase Securities received by it, in whole or in part, if the Agent deems such offer unreasonable, and any such rejection shall not be deemed a breach of its agreement contained herein.

          No Security which the Issuer has agreed to sell pursuant to this Agreement shall be deemed to have been purchased and paid for, or sold by the Issuer, until such Security shall have been delivered to the purchaser thereof against payment by such purchaser.

          (c) At the time of delivery of, and payment for, any Securities sold by the Issuer as a result of a solicitation made by, or offer to purchase received by, the Agent, the Issuer agrees to pay the Agent a commission in accordance with the schedule set forth in Exhibit A hereto.
                                               ---------

          (d)  Administrative procedures respecting the sale of Securities (the

     "Procedures") shall be agreed upon from time to time by the Agent and the
      ----------
     Issuer.  The initial Procedures, which are set forth in Exhibit B hereto,
                                                             ---------
     shall remain in effect until changed by agreement between the Issuer and the Agent promptly confirmed in writing. The Agent and the Issuer agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedures. The Issuer will furnish to the Trustee a copy of the Procedures as from time to time in effect, and will furnish the Trustee a copy of the Procedures promptly after any change therein.

          (e) The documents required to be delivered by Section 5 hereof shall be delivered at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, not later than 10:00 A.M., New York City time, on the date of this Agreement or at such later time as may be mutually agreed by the Issuer and the Agent, which in no event shall be later than the time at which the Agent commences solicitation of purchases of Securities hereunder, such time and date being herein called the "Closing Date."
                                                            ------------

          (f) The Agent agrees to keep and maintain confidential any information provided by the Issuer pursuant to the third sentence of
     Section 4(c) and known by the Agent to be non-public, until such information is announced or otherwise disclosed to the general public.

          4. CERTAIN AGREEMENTS OF THE ISSUER. The Issuer agrees with the Agent that it will furnish to Shearman & Sterling, counsel for the Agent, one
(1) signed copy of the registration statement relating to the Registered Securities, including all exhibits, in the form that it became effective and of all amendments thereto and that, in connection with each offering of Securities:

          (a) The Issuer will advise the Agent promptly of any proposal to amend or supplement the Registration Statement or the Prospectus (other than by an amendment or supplement that is a document filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and will afford the
                                            ------------
     Agent a reasonable opportunity to comment on any such proposed amendment or supplement. The Issuer will also advise the Agent of the filing and effectiveness of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and, during a Marketing Time (as defined in Section 4(b) below), will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act and no suspension of solicitation of offers to purchase Securities pursuant to Section 3(b) or this Section 4(b) shall be in effect (any such time and any time either (i) when the Agent shall own any Securities with the intention of reselling them, but only for the time period specified in the Purchase Agreement relating to the purchase of such Securities from the Issuer in the event that a Purchase Agreement is entered into, or such other time period as to which the Issuer and the Agent may agree, in the event that a Purchase Agreement is not entered into, or (ii) when the Issuer has accepted an offer to purchase Securities but the related settlement has not occurred being referred to herein as a "Marketing Time"), any event occurs as a result of which the
                  --------------
     Prospectus as then amended or supplemented would contain an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any such time to amend the Prospectus to comply with the Act, the Issuer will promptly notify the Agent to suspend solicitation of offers to purchase the Securities; and if the Issuer shall decide to amend or supplement the Registration Statement or the Prospectus, it will promptly advise the Agent by telephone (with confirmation in writing) and, subject to the provisions of subsection (a) of this Section, will promptly prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance and will supply any such amended or supplemented Prospectus to the Agent in such quantities as the Agent may reasonably request. Notwithstanding the foregoing, if, at the time any such event occurs or it becomes necessary to amend the Prospectus to comply with the Act, either (i) the Agent shall own any Securities with the intention of reselling them, but only for the time period specified in the Purchase Agreement relating to the purchase of such Securities from the Issuer in the event that a Purchase

     Agreement is entered into, or such other time period as to which the Issuer and the Agent may agree, in the event that a Purchase Agreement in not entered into, or (ii) the Issuer has accepted an offer to purchase Securities but the related settlement has not occurred, the Issuer, subject to the provisions of subsection (a) of this Section, will promptly prepare and file with the Commission an amendment or supplement that will correct such statement or omission or an amendment that will effect such compliance and will supply any such amended or supplemented Prospectus to the Agent in such quantities as the Agent may reasonably request. Neither the Agent's consent to, nor its delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 5.

          (c) The Issuer will file promptly all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. The Issuer will advise the Agent of the filing of any document pursuant to the periodic reporting requirements of the Exchange Act on the day of such filing and will furnish one copy of such document to the Agent no later than one Business Day after the day of such filing. In addition, on or prior to the date on which the Issuer makes any press release or announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Issuer proposes to describe, in a document filed pursuant to the Exchange Act, the Issuer will furnish the information contained or to be contained in such press release or announcement to the Agent and will furnish the Agent with copies of all such press releases or announcements. The Issuer will promptly notify the Agent of the Issuer's receipt of written or oral notice of any downgrading in the rating of the Securities or any other debt securities of the Issuer or any proposal to downgrade the rating of the Securities or any other debt securities of the Issuer by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating).

          (d) As soon as practicable, after the date of each acceptance by the Issuer of an offer to purchase Securities hereunder, but in any event not later than the Applicable Availability Date (as defined below), the Issuer will make generally available to its security-holders earnings statements (as such term is defined in Rule 158 under the Act) covering a period of at least 12 months beginning after the Applicable Effective Date (as defined below) which will satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder. For the purpose of the preceding sentence only,

     "Applicable Effective Date" means the latest of (i) the effective date of
      -------------------------
     the registration statement relating to the Registered Securities, (ii) the effective date of the most recent post-effective amendment to such registration statement to become effective prior to the date of such acceptance, and (iii) the date of filing of the Issuer's most recent Annual Report on Form 10-K filed with the Commission prior to the date of such acceptance, and "Applicable
                                                               ----------
     Availability Date" means (A) the 45th day after the end of the fourth
     -----------------
     fiscal quarter following the fiscal quarter that includes the Applicable Effective Date or (B), if such fourth fiscal quarter is the last quarter of the Issuer's fiscal year, the 90th day after the end of such fourth fiscal quarter.

          (e) The Issuer will furnish to the Agent copies of the Registration Statement, including all exhibits, the Prospectus and all amendments and supplements to such documents (including any Pricing Supplement), in each case as soon as available and in such quantities as are reasonably requested.

          (f) The Issuer will endeavor, in cooperation with the Agent, to arrange for the qualification of the Securities for sale and the determination of their eligibility for investment under the laws of such jurisdictions as the Agent and the Issuer agree upon and will continue such qualifications in effect so long as required for the distribution of the Securities; provided, however, that in connection therewith the Issuer
                 --------  -------
     shall not be required to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified other than the State of New York or to file general consent to service of process in any jurisdiction.

          (g) So long as any Securities are outstanding, the Issuer will furnish to the Agent, (i) promptly after they are available, a copy of each report or definitive proxy statement of the Issuer filed with the Commission under the Exchange Act or mailed to stockholders, and (ii) from time to time, such other publicly released information concerning the Issuer as the Agent may reasonably request; provided, however, that the
                                                 --------  -------
     Issuer need furnish exhibits to the reports specified in clause (i) only to the extent requested by the Agent.

          (h) The Issuer will pay all expenses incident to the performance of its obligations under this Agreement or any agreement contemplated by
     Section 11 hereof and will reimburse the Agent for any reasonable expenses (including reasonable fees and disbursements of counsel) incurred by it in connection with qualification of the Securities for sale and determination of their eligibility for investment under the laws of such jurisdictions as the Agent and the Issuer agree upon and the printing of memoranda relating thereto, for any fees charged by investment rating agencies for the rating of the Securities, for any filing fee of the National Association of Securities Dealers, Inc. relating to the Securities, for reasonable expenses incurred by the Agent in distributing the Prospectus and all supplements thereto (including any Pricing Supplement), for previously approved costs incurred by the Agent in advertising any offering of Securities and for the Agent's reasonable expenses (including the reasonable fees and disbursements of counsel to the Agent) incurred in connection with the establishment of the program contemplated by this Agreement.

          5. CONDITIONS OF OBLIGATIONS. The obligation of the Agent, as agent of the Issuer, under this Agreement at any time to solicit offers to purchase the Securities is subject to the accuracy, on the date hereof, on each Representation Date and on the date of each such solicitation, of the representations and warranties of the Issuer herein, to the accuracy, on each such date, of the statements of the Issuer's officers made pursuant to the provisions hereof, the performance, on or prior to each such date, by the Issuer of its obligations hereunder, and to each of the following additional conditions precedent:

          (a) The Prospectus, as amended or supplemented as of any Representation Date or date of such solicitation, as the case may be, shall have been filed with the Commission in accordance with the Rules and Regulations, and no stop order suspending the effectiveness of the Registration Statement or of any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Issuer or the Agent, shall be contemplated by the Commission.

          (b) Neither the Registration Statement nor the Prospectus, as amended or supplemented as of any Representation Date or date of such solicitation, as the case may be, shall contain any untrue statement of fact which, in the opinion of counsel for the Agent, is material or omit to state a fact which, in the opinion of counsel for the Agent, is material and is required to be stated therein or is necessary to make the statements therein not misleading, other than any statement contained in, or other matter omitted from, the Registration Statement or Prospectus in reliance upon, and in conformity with, information furnished in writing by the Agent to the Issuer expressly for use in the Registration Statement or Prospectus.

          (c) There shall not have occurred since the date of the most recent amendment or supplement to the Prospectus (i) any change in the financial condition, results of operations, business or prospects of the Issuer and its subsidiaries taken as a whole that, in the reasonable judgment of the Agent, makes it impracticable to proceed with the soliciting of offers to purchase the Securities as contemplated by the Registration Statement or the Prospectus, (ii) any downgrading in the rating of the Securities or any other debt securities of the Issuer by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities of the Issuer (other than any announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Issuer on any exchange or in the over-the-counter market if, in the judgment of the Agent, any such event or any condition giving rise thereto or existing concurrently therewith makes it impracticable to proceed with the solicitation of offers to purchase, or sales of, Securities on the terms and in the manner contemplated by the applicable Pricing Supplement and the Prospectus; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Agent, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical to proceed with solicitations of offers to purchase, or sales of, Securities on the terms and in the manner contemplated by the applicable Pricing Supplement and the Prospectus.

          (d) At the Closing Date, the Agent shall have received an opinion, dated the Closing Date, of Brendan P. Bovaird, general counsel for the Issuer, to the effect that:

               (i) (A) The Issuer has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus; and (B) the Issuer is not qualified as a foreign corporation for the transaction of business in any other jurisdiction, and the Issuer does not own or lease properties or conduct any business so as to require such qualification in any jurisdiction, other than where the failure to be so qualified would not have a material adverse effect on the Issuer and its subsidiaries taken as a whole;

               (ii) The Indenture has been duly authorized, executed and delivered by the Issuer and has been duly qualified under the Trust Indenture Act, and constitutes a valid and legally binding obligation of the Issuer enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law);

               (iii) The Securities have been duly authorized and, when executed by the Issuer and authenticated by the Trustee in accordance with the Indenture and delivered against payment therefor as contemplated by this Agreement, such Securities will be duly issued and delivered by the Issuer and constitute valid and legally binding obligations of the Issuer, entitled to the benefits of the Indenture and enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization or other similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law); and the Securities, when so issued and delivered, will conform in all material respects to the description thereof contained in the Prospectus;

               (iv) To the knowledge of such counsel, there is no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Issuer or any of its subsidiaries of a character required to be disclosed in the Registration Statement by Item 103 of Regulation S-K which is not disclosed in the Prospectus;

               (v) The Registration Statement has become effective under the Act, and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued, and, to the knowledge of such counsel, no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the registration statement relating to the Registered Securities, as of its effective date, the Registration Statement and the Prospectus, as of the Closing Date, and any amendment or supplement thereto, as of its date, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the Rules and Regulations; nothing has come to the attention of such counsel that leads them to believe that the Registration Statement relating to the Registered Securities, as of its effective date and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto, as of its respective effective or issue date and as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no opinion as to the financial statements or schedules or other financial or statistical information included or incorporated by reference in the Registration Statement or the Prospectus);

               (vi) Except for the registration of the securities certificate relating to the Securities by the Pennsylvania Public Utility Commission, which registration has been obtained by corrected order dated May 9, 1996, no consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Securities by the Issuer, except such as have been obtained and made under the Act and the Trust Indenture Act and as may be required under state securities laws;

               (vii) The execution, delivery and performance of the Indenture or this Agreement, the issue and sale of the Securities, the consummation of the other transactions herein contemplated or the fulfillment of the terms hereof will not conflict with, result in a breach of, or constitute a default under the charter or by-laws of the Issuer or the terms, except any of the financial covenants, of any indenture or other agreement or instrument known to such counsel to which the Issuer or any of its subsidiaries is a party or bound, or any statute, rule, order or regulation known to such counsel and applicable to the Issuer or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Issuer or any of its subsidiaries; and the Issuer has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;

               (viii) This Agreement has been duly authorized, executed and delivered by the Issuer;

               (ix) The Issuer and its subsidiaries have all necessary franchises or permits for gas and electric operations in all communities now served, except as set forth in the Registration Statement and except where, in the opinion of such counsel, the failure to be so authorized by franchise or permit does not materially affect the right of the Issuer or such subsidiary to the use of its properties or the conduct of its business; and the franchises of the Issuer and its subsidiaries referred to in the Registration Statement are good and valid except for and subject only to such defects as may be set forth or referred to in the Registration Statement, and such others as do not, in the opinion of such counsel, materially affect the right of the Issuer or such subsidiary to the use of its properties or the conduct of its business, and said franchises impose no materially burdensome restrictions; and

               (x) The Issuer is not a "holding company" within the meaning of the PUHCA. The Issuer is a "subsidiary company" of a "holding company" within the meaning of the PUHCA, but UGI Corporation, the "holding company," is exempt from all the rules and regulations promulgated thereunder, other than Section 9(a)(2) thereof, by virtue of its filing of a Form U-3A-2 with the Commission.

          In rendering such opinion, such counsel may rely as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Issuer and public officials.

          (e) At the Closing Date, the Agent shall have received a certificate, dated the Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Issuer in which such officers shall state that (i) the representations and warranties of the Issuer in this Agreement are true and correct, (ii) the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, (iii) no stop order suspending the effectiveness of the Registration Statement or of any part thereof has been issued and, to their knowledge, no proceedings for that purpose have been instituted or are contemplated by the Commission, and (iv) subsequent to the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse change in the financial position, results of operations, business or prospects of the Issuer and its subsidiaries taken as a whole, except as set forth in or contemplated by the Prospectus.

          (f) At the Closing Date, the Agent shall have received a letter, dated the Closing Date, of Coopers & Lybrand L.L.P., confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating in effect that:

               (i) In their opinion, the financial statements and schedules examined by them and included in the Registration Statement and Prospectus comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

               (ii) On the basis of a reading of the latest available interim financial statements of the Issuer, inquiries of officials of the Issuer who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                      (A) the unaudited financial statements, if any, included in the Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modification should be made to the unaudited consolidated financial statements for them to be in conformity with generally accepted accounting principles;

                      (B) the unaudited capsule information, if any, included in the Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements from which such capsule information was derived or was not determined on a basis substantially consistent with that of the audited financial statements included in the Prospectus;

                      (C) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than five days prior to the Closing Date, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Issuer and consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any increase in consolidated net current liabilities or any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                      (D) for the period from the date of the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated operating revenues, utility operating income, or net income, or, where the comparison is of fiscal quarters, in the ratio of earnings to fixed charges;

          except in all cases set forth in clauses (C) and (D) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (iii) They have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Issuer and its subsidiaries subject to the internal controls of the Issuer's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

          All financial statements and schedules included in material incorporated by reference into the Prospectus shall be deemed included in the Prospectus for purposes of this subsection.

          (g) The Agent shall have received from Shearman & Sterling, counsel for the Agent, such opinion or opinions, dated the Closing Date, with respect to the incorporation of the Issuer, the validity of the Securities, the Registration Statement, the Prospectus and other related matters as they may require, and the Issuer shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters. In rendering such opinion, Shearman & Sterling may rely as to the matters relating to the laws of the Commonwealth of Pennsylvania upon the opinion of Brendan P. Bovaird, general counsel for the Issuer.

          (h) Subsequent to the execution of this Agreement (1) the Issuer shall not have received notice that either Moody's Investors Service Inc.

     ("Moody's") or Standard & Poor's Corporation ("S&P") intends to reduce, or
      --------                                      ---
     is considering a reduction in, the ratings of any of the Issuer's debt securities unless Moody's or S&P's intention to so reduce or consideration of such a reduction is then publicly known and (2) the Issuer's debt securities shall be rated as investment grade debt by Moody's and S&P.

          The Issuer will furnish the Agent with such conformed copies of such opinions, certificates, letters and documents as it may reasonably request.

          6.   ADDITIONAL COVENANTS OF THE ISSUER.  The Issuer agrees that:

          (a) Each acceptance by the Issuer of an offer for the purchase of Securities shall be deemed to be an affirmation that its representations and warranties contained in this Agreement are true and correct at the time of such acceptance and a covenant that such representations and warranties will be true and correct at the time of delivery to the purchaser of the Securities as though made at and as of each such time, it being understood that such representations and warranties shall relate to the Registration Statement and the Prospectus as amended or supplemented at each such time. Each such acceptance by the Issuer of an offer for the purchase of Securities shall be deemed to constitute an additional representation, warranty and agreement by the Issuer that, as of the settlement date for the sale of such Securities, after giving effect to the issuance of such Securities, of any other Securities to be issued on or prior to such settlement date and of any other Registered Securities to be issued and sold by the Issuer on or prior to such settlement date, the aggregate amount of Registered Securities (including any Securities) which have been issued and sold by the Issuer will not exceed the amount of Registered Securities registered pursuant to the Registration Statement.

          (b) Each time that the Registration Statement or the Prospectus shall be amended or supplemented (other than by a Pricing Supplement), the Issuer shall, (A) concurrently with such amendment or supplement, if such amendment or supplement shall occur during a Marketing Time, or (B) at or immediately prior to commencement of the next Marketing Time if such amendment or supplement shall not occur during a Marketing Time, furnish the Agent with a certificate, dated the date of delivery thereof, of the President or any Vice President and a principal financial or accounting officer of the Issuer, in the form of Exhibit D hereto, to the effect that the statements
                            ---------
     contained in the certificate covering the matters set forth in Section 5(e) hereof which was last furnished to the Agent are true and correct at the time of such amendment or supplement, as though made at and as of such time or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(e); provided, however, that any
                                              --------  -------
     certificate furnished under this Section 6(b) shall relate to the Registration Statement and the Prospectus as amended or supplemented at the time of delivery of such certificate and, in the case of the matters set forth in clause (ii) of Section 5(e), to the time of delivery of such certificate.

          (c) At each Representation Date referred to in Section 6(b), the Issuer shall (A) concurrently if such Representation Date shall occur during a Marketing Time, or (B) at or immediately prior to commencement of the next Marketing Time if such Representation Date shall not occur during a Marketing Time, furnish the Agent with a written opinion or opinions, dated the date of such Representation Date, of general counsel for the Issuer and/or other counsel for the Issuer, in form satisfactory to the Agent, to the effect set forth in Section 5(d) hereof; provided, however,
                                                            --------  -------
     that to the extent appropriate such opinion or opinions may reconfirm matters set forth in a prior opinion delivered under Section 5(d) or this
     Section 6(c); provided further, however, that any opinion or opinions
                   -------- -------  -------
     furnished under this Section 6(c) shall relate to the Registration Statement and the Prospectus as amended or supplemented at the time of delivery of such opinion or opinions.

          (d) At each Representation Date referred to in Section 6(b) on which the Registration Statement or the Prospectus shall be amended or supplemented to include additional financial information, the Issuer shall cause Coopers & Lybrand (A) forthwith if such Representation Date shall occur during a Marketing Time, or (B) at or immediately prior to commencement of the next Marketing Time if such Representation Date shall not occur during a Marketing Time, to furnish the Agent with a letter, addressed jointly to the Issuer and the Agent and dated the date of delivery of such letter, in form and substance satisfactory to the Agent, to the effect set forth in Section 5(f) hereof; provided, however, that to
                                                     --------  -------
     the extent appropriate such letter may reconfirm matters set forth in a prior letter delivered by Coopers & Lybrand pursuant to Section 5(f) or this Section 6(d); provided further, however, that any letter furnished
                        -------- -------  -------
     under this Section 6(d) shall relate to the Registration Statement and the Prospectus as amended or supplemented at the time of delivery of such letter, with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Issuer.

          (e) The Issuer agrees that any obligation of a person who has agreed to purchase Securities to make payment for and take delivery of such Securities shall be subject to (i) the accuracy, on the related settlement date fixed pursuant to the Procedures, of the Issuer's representation and warranty deemed to be made to the Agent pursuant to the last sentence of subsection (a) of this Section 6 and (ii) the satisfaction, on such settlement date, of each of the conditions set forth in Sections 5(a) and
     (c), it being understood that the judgment of such person with respect to Sections 5(c)(i), 5(c)(iii) and 5(c)(v) shall be substituted, for purposes of this Section 6(e), for the judgment of the Agent (provided that in the case of Section 5(c)(i) such change must, in the reasonable judgment of such person, be so material and adverse as to make it impracticable to purchase such Securities), and under no circumstance shall the Agent have any duty or obligation to exercise the judgment permitted under Section 5(c) on behalf of any such person.

          7.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Issuer agrees to indemnify and hold harmless the Agent against any losses, claims, damages or liabilities, joint or several, to which the Agent may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made,) not misleading, and will reimburse the Agent for any reasonable legal or other expenses incurred by the Agent in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Issuer
                                           --------  -------
     will not be liable to the Agent in any case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with written information furnished to the Issuer by the Agent specifically for use therein, unless such loss, claim, damage or liability arises out of the offer or sale of Securities occurring after the Agent has notified the Issuer in writing that such information should no longer be used therein.

          (b) The Agent agrees, severally and not jointly, to indemnify and hold harmless the Issuer against any losses, claims, damages or liabilities to which the Issuer may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made,) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Issuer by the Agent specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Issuer in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, unless such loss, claim, damage or liability arises out of the offer or sale of Securities occurring after the Agent has notified the Issuer in writing that such information should no longer be used therein. The Issuer acknowledges that: (i) the statement appearing on page S-2 of the Prospectus Supplement with respect to stabilizing the market price of the Securities, (ii) the information appearing in the third, fourth and fifth sentences of the second paragraph under the heading "Plan of Distribution" in the Prospectus Supplement, and (iii) the statement in the third sentence of the fourth paragraph under the heading "Plan of Distribution" in the Prospectus Supplement constitute the only information furnished in writing by or on behalf of the Agent for inclusion in the documents referred to in the foregoing indemnity, and you confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under subsections (a) or (b) above, except to the extent that the indemnifying party has been materially prejudiced by such failure, or from any liability that it may have to any indemnified party otherwise than under subsections (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to appoint counsel reasonably satisfactory to such indemnified party to represent the indemnified party in such action; provided, however, that if
                                                     --------  -------
     the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel and to participate in, but not to control, the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to appoint counsel to defend such action and approval by the indemnified party of such counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (plus any local counsel), approved by the Agent in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

          (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer on the one hand and the Agent on the other from the offering pursuant to this Agreement of the Securities which are the subject of the action or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Issuer on the one hand and the Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Issuer on the one hand and the Agent on the other shall be deemed to be in the same proportions as the total net proceeds from the offering pursuant to this Agreement of the Securities which are the subject of the action (before deducting expenses) received by the Issuer bear to the total discounts and commissions received by the Agent from the offering of such Securities pursuant to this Agreement. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or the Agent and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Issuer and the Agent agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any reasonable legal or other expenses incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Agent shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities which are the subject of the action and which were distributed to the public through it pursuant to this Agreement or upon resale of Securities purchased by it from the Issuer exceeds the amount of any damages which the Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent representation.

          (e) The obligations of the Issuer under this Section 7 shall be in addition to any liability which the Issuer may otherwise have and shall extend, upon the same terms and conditions, to the person, if any, who controls the Agent within the meaning of the Act; and the obligations of the Agent under this Section 7 shall be in addition to any liability which the Agent may otherwise have and shall extend, upon the same terms and conditions, to each director of the Issuer (including any person who, with his consent, is named in the Registration Statement as about to become a director of the Issuer), to each officer of the Issuer who has signed the Registration Statement and to each person, if any, who controls the Issuer within the meaning of the Act.

          8. STATUS OF THE AGENT. In soliciting offers to purchase the Securities from the Issuer pursuant to this Agreement and in assuming its other obligations hereunder (other than offers to purchase pursuant to Section 11), the Agent is acting individually and not jointly and is acting solely as agent for the Issuer and not as principal. The Agent will use its reasonable best efforts to assist the Issuer in obtaining performance by each purchaser whose offer to purchase Securities from the Issuer has been solicited by the Agent and accepted by the Issuer, but the Agent shall have no liability to the Issuer in the event any such purchase is not consummated for any reason. If the Issuer shall default on its obligations to deliver Securities to a purchaser whose offer it has accepted, the Issuer (i) shall hold the Agent harmless against any loss, claim or damage arising from or as a result of such default by the Issuer, and (ii) in particular, shall pay to the Agent any commission to which it would be entitled in connection with such sale.

          9. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Issuer or its officers and of the Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Agent, the Issuer or any of their respective representatives, officers or directors or any controlling person and will survive delivery of and payment for the Securities. If this Agreement is terminated pursuant to Section l0 or for any other reason, the Issuer shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 4(h) and the obligations of the Issuer under Sections 4(d) and 4(g) and the respective obligations of the Issuer and the Agent pursuant to Section 7 shall remain in effect. In addition, if any such termination shall occur either (i) when the Agent shall own any Securities with the intention of reselling them, but only for the time period specified in the Purchase Agreement relating to the purchase of such Securities from the Issuer in the event that a Purchase Agreement is entered into, or such other time period as to which the Issuer and the Agent may agree, in the event that a Purchase Agreement is not entered into, or (ii) when the Issuer has accepted an offer to purchase Securities but the related settlement has not occurred, the obligations of the Issuer under the second sentence of Section 4(b), under Sections 4(a), 4(c), 4(e) and 4(f) and, in the case of a termination occurring as described in (ii) above, under Sections 3(c), 6(a) and 6(e) and under the last sentence of Section 8, shall also remain in effect.

          10. TERMINATION. This Agreement may be terminated for any reason at any time by the Issuer as to the Agent or by the Agent insofar as this Agreement relates to the Agent, upon the giving of one day's written notice of such termination to the other party hereto. Any settlement with respect to Securities placed by the Agent occurring after termination of this Agreement shall be made substantially in accordance with the Procedures and the Agent agrees, if requested by the Issuer, to take the steps therein provided to be taken by the Agent in connection with such settlement.

          11. PURCHASES AS PRINCIPAL. From time to time, the Agent may agree with the Issuer to purchase Securities from the Issuer as principal and (unless the Issuer and the Agent may otherwise agree) such purchase shall be made in accordance with the terms of a separate agreement (a "Purchase Agreement") in
                                                      ------------------
the form attached hereto as Exhibit C (or any such other written form as may be
                            ---------
agreed to between the Issuer and the Agent) with such additional provisions relating to the terms of the Securities and of the purchase and sale (and, if applicable, resale) thereof as shall be set forth in the Purchase Information delivered pursuant to the Procedures, and the Agent's compensation shall, unless otherwise agreed between the Issuer and the Agent, be the amount thereof set forth in the Pricing Supplement. For the purposes of Section 12 of this Agreement, the term "Purchaser" shall refer to you acting solely as principal
                     ---------
hereunder and not as agent.

          12. CONDITIONS TO THE OBLIGATIONS OF A PURCHASER. The obligations of a Purchaser to purchase Securities pursuant to any Purchase Agreement will be subject to the accuracy of the representations and warranties on the part of the Issuer herein as of the date of the respective Purchase Agreement and as of the settlement date for the sale of such Securities, to the performance and observance by the Issuer of all covenants and agreements herein and therein contained on its part to be performed and observed and to the following additional conditions precedent:

          (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

          (b) Except to the extent modified by the respective Purchase Agreement, the Purchaser shall have received, appropriately updated in a manner consistent with Section 6 hereof, (i) a certificate of the Issuer, dated as of the settlement date, to the effect set forth in Section 5(e),
     (ii) the opinion or opinions of the general counsel of the Issuer or other counsel to the Issuer, dated as of the settlement date, to the effect set forth in Section 5(d), (iii) the opinion of Shearman & Sterling, counsel for the Purchaser, dated as of the settlement date, to the effect set forth in Section 5(g) and (iv) a letter of Coopers & Lybrand, dated as of the settlement date, to the effect set forth in Section 5(f).

          (c) The conditions set forth in Section 5(c) shall have been satisfied.

          (d) Subsequent to the execution of any Purchase Agreement, there shall not have been any decrease in the ratings of any of the Issuer's debt securities by Moody's or S&P.

          13. NOTICES. Except as otherwise provided herein, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to Donaldson, Lufkin & Jenrette Securities Corporation shall be directed to it at 277 Park Avenue, New York, New York 10172, Attention: Syndicate/MTN Department, 9th Floor, fax number: (212) 892-4298 and notices to the Issuer shall be directed to it at 100 Kachel Boulevard, Green Hills Corporate Center, Suite 400, P.O. Box 12677, Reading, Pennsylvania 19612-2677, Attention: General Counsel, fax number: (610) 992-3258; or in the case of any party hereto, to such other address or person as such party shall specify to each other party by a notice given in accordance with the provisions of this Section 13. Any such notice shall take effect at the time of receipt.

          14. SUCCESSORS. This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, the officers and directors and controlling persons referred to in Section 7 and, to the extent provided in
Section 6(e), any person who has agreed to purchase Securities from the Issuer, and no other person will have any right or obligation hereunder.


          15. GOVERNING LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such executed counterparts shall together constitute one and the same Agreement.


          If the foregoing correctly sets forth our agreement, please indicate your acceptance hereof in the space provided for that purpose below.

                                             Very truly yours,

                                             UGI UTILITIES, INC.


                                             By:
                                                 _______________________________
                                                 Name:  John C. Barney
                                                 Title:  Vice President -
                                                            Finance and
                                                             Accounting


CONFIRMED AND ACCEPTED,
   as of the date first above written:


DONALDSON, LUFKIN & JENRETTE
   SECURITIES CORPORATION


By: ________________________
    Name
    Title:

                                                                       EXHIBIT A



          The Issuer agrees to pay the Agent a commission equal to the following percentage of the principal amount of Securities sold to purchasers solicited by the Agent:

====================================================================
                                                 Commission Rate
                                               (as a percentage of
                    Term                        principal amount)
                    ----                        -----------------
- --------------------------------------------------------------------
 From 9 months to less than 1 year                     .125%
- --------------------------------------------------------------------
 From 1 year to less than 18 months                    .150
- --------------------------------------------------------------------
 From 18 months to less than 2 years                   .200
- --------------------------------------------------------------------
 From 2 years to less than 3 years                     .250
- --------------------------------------------------------------------
 From 3 years to less than 4 years                     .350
- --------------------------------------------------------------------
 From 4 years to less than 5 years                     .450
- --------------------------------------------------------------------
 From 5 years to less than 6 years                     .500
- --------------------------------------------------------------------
 From 6 years to less than 7 years                     .550
- --------------------------------------------------------------------
 From 7 years to less than 10 years                    .600
- --------------------------------------------------------------------
 From 10 years to less than 15 years                   .625
- --------------------------------------------------------------------
 From 15 years to less than 20 years                   .700
- --------------------------------------------------------------------
 From 20 years to 30 years                            .750
- --------------------------------------------------------------------
 Greater than 30 years                         To be determined at
                                                the time of sale
====================================================================

                                                                       EXHIBIT B


                           ADMINISTRATIVE PROCEDURES



          The Series B Medium-Term Notes Due More Than Nine Months From Date of Issue (the "Notes") are to be offered on a periodic basis by UGI Utilities, Inc.
            -----
(the "Issuer").  Donaldson, Lufkin & Jenrette Securities Corporation, as agent
      ------
(the "Agent"), has agreed to use reasonable best efforts to solicit offers to
      -----
purchase the Notes. The Agent will not be obligated to purchase Notes for its own account. The Notes are being sold pursuant to an Agency Agreement, dated August 1, 1996 (the "Agency Agreement"), between the Issuer and the Agent, and
                     ----------------
will be issued pursuant to an Indenture, dated as of August 1, 1993 (the

"Indenture"), between the Issuer and First Union National Bank, as successor to
 ---------
First Fidelity Bank, National Association, as trustee (the "Trustee").  The
                                                            -------
Notes will rank equally and ratably with all other unsecured and unsubordinated indebtedness of the Issuer and will have been registered with the Securities and Exchange Commission (the "Commission"). For a description of the terms of the
                          ----------
Notes and the offering and sale thereof, see the sections entitled "Description of Notes," "United States Taxation" and "Plan of Distribution" in the Prospectus Supplement relating to the Notes, dated August 1, 1996 attached hereto and hereinafter referred to as the "Prospectus Supplement," and the sections entitled "Description of Debt Securities" and "Plan of Distribution" in the Prospectus relating to the Notes, dated May 7, 1996, attached hereto and hereinafter referred to as the "Prospectus."
                                ----------

          Unless otherwise specified in the applicable Pricing Supplement, the Notes will be issued in book-entry form (each, a "Book-Entry Note") and will be
                                                  ---------------
represented by one or more fully registered global certificates (each, a "Global
                                                                          ------
Note").  Beneficial owners of Book-Entry Notes will not be entitled to receive a
- ----
certificate representing such Notes.

          Administrative procedures and specific terms of the offering are explained below -- Part I indicating procedures applicable to all Notes, Part II indicating specific procedures for Book-Entry Notes, Part III indicating specific procedures for Notes issued in certificated form. Administrative and record keeping responsibilities will be handled for the Issuer by its Treasury Department. The Issuer will advise the Agent in writing of those persons handling administrative responsibilities with whom the Agent is to communicate regarding offers to purchase Notes and the details of their delivery.

          Unless otherwise defined herein, terms defined in the Indenture (or any applicable board resolution or officer's certificate referred to therein related to the Notes) and the Prospectus Supplement shall be used herein as therein defined.

PART I:  ADMINISTRATIVE PROCEDURES APPLICABLE TO ALL NOTES
- ----------------------------------------------------------

ISSUE DATE

          Each Note will be dated the date of its authentication. Each Note will also bear an original issue date (the "Issue Date") which, with respect to
                                            ----------
any such Note (or portion thereof), shall mean the date of its original issuance and shall be specified therein. The Issue Date will remain the same for all Notes subsequently issued upon transfer, exchange or substitution of a Note, regardless of their dates of authentication.

PRICE TO PUBLIC; DENOMINATIONS; REGISTRATION

          Except as otherwise specified in a Pricing Supplement, each Note will be issued at 100% of principal amount. The minimum denominations of the Notes will be $100,000 or any amount in excess thereof that is an integral multiple of $1,000. Notes will be issued only in fully registered form.

MATURITIES; MINIMUM PURCHASE; CALCULATION OF INTEREST

          Each Note will mature on a date, selected by the purchaser and agreed to by the Issuer, which will be more than nine months from its Issue Date. The minimum aggregate amount of Notes which may be offered to any purchaser will be $100,000.

          Interest on each interest-bearing Note will be calculated and paid in the manner described in such Note and in the Prospectus Supplement and the applicable Pricing Supplement. Unless otherwise set forth therein, interest on Fixed Rate Notes (including interest for partial periods) will be calculated on the basis of a 360-day year of twelve 30-day months and will not accrue on the 31st of any month. Interest on Floating Rate Notes, except as otherwise set forth therein, will be calculated on the basis of actual days elapsed and a year of 360 days, except that in the case of a Floating Rate Note for which the Base Rate is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

REDEMPTION/REPAYMENT

          If indicated in the applicable Pricing Supplement, the Notes of a particular tenor will be subject to redemption in whole or in part (subject to applicable minimum denominations), at the option of the Issuer, on and after an initial redemption date as set forth in the applicable Pricing Supplement and in the applicable Note. The redemption price will be set forth in the applicable Pricing Supplement and in the applicable Note.

          If indicated in the applicable Pricing Supplement, the Notes of a particular tenor will be subject to repayment at the option of the holders thereof in accordance with the terms of the Notes on a repayment date as set forth in the applicable Pricing Settlement and in the applicable Note. The repayment date or dates and repayment price will be set forth in the applicable Pricing Supplement and in the applicable Note.

PROCEDURES FOR ESTABLISHING THE TERMS OF THE NOTES

          The Issuer and the Agent will discuss from time to time the rates to be borne by the Notes that may be sold as a result of the solicitation of offers by the Agent. Once the Agent has recorded any indication of interest in Notes upon certain terms, and communicated with the Issuer, if the Issuer plans to accept an offer to purchase Notes upon such terms, the Issuer will prepare a Pricing Supplement to the Prospectus, as then amended or supplemented, reflecting the terms of such Notes and will arrange to have a copy of the Pricing Supplement filed with, or transmitted by a means reasonably calculated to result in filing with, the Commission pursuant to Rule 424(b)(3) under the Securities Act of 1933, as amended, as soon as practicable but in no event later than the fifth Business Day following the earlier of the date of determination of the settlement information described below or the date such Pricing Supplement is first used. The Issuer will supply one copy of such Pricing Supplement to the Agent at the address on Annex A attached hereto. No settlements with respect to Notes upon such terms may occur prior to such transmitting or filing.

          If the Issuer decides to post rates and a decision has been reached to change interest rates, the Issuer will promptly notify the Agent. The Agent will forthwith suspend solicitation of purchases. At that time, the Agent will recommend and the Issuer will establish rates to be so "posted." Following establishment of posted rates and prior to the transmitting or filing described in the preceding paragraph, the Agent may only record indications of interest in purchasing Notes at the posted rates. Once the Agent has recorded any indication of interest in Notes at the posted rates and communicated with the Issuer, if the Issuer plans to accept an offer at the posted rate, it will prepare a Pricing Supplement reflecting such posted rates and, after approval from the Agent, will arrange to have ten copies of the Pricing Supplement filed with, or transmitted by means reasonably calculated to result in filing with, the Commission and will supply one copy of such Pricing Supplement to the Agent at the address on Annex A attached hereto. No settlements at the posted rates may occur prior to such transmitting or filing and the Agent will not, prior to such transmitting or filing, mail confirmations to customers who have offered to purchase Notes at the posted rates. After such transmitting or filing, sales, mailing of confirmations and settlements may resume, subject to the provisions of "Delivery of Prospectus" below.

          Outdated Pricing Supplements, and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.

SUSPENSION OF SOLICITATION; AMENDMENT OR SUPPLEMENT

          As provided in the Agency Agreement, the Issuer may instruct the Agent to suspend solicitation of offers to purchase at any time. As soon as reasonably practicable, but in any event not later than one Business Day after receipt of notice from the Issuer, the Agent will forthwith suspend solicitation of offers to purchase Securities from the Issuer until such time as the Issuer has advised the Agent that such solicitation may be resumed.

          If the Agent receives the notice from the Issuer contemplated by
Section 3(b) or 4(b) of the Agency Agreement, they will suspend solicitation as soon as reasonably practicable, but in any event not later than one Business Day after receipt of notice from the Issuer, and will resume solicitation only as provided in the Agency Agreement. If the Issuer is required, pursuant to the second sentence of Section 4(b) of the Agency Agreement, to prepare an amendment or supplement, it will promptly furnish the Agent with the proposed amendment or supplement; if the Issuer decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes (other than by any Pricing Supplement), it will promptly advise the Agent and will furnish the Agent with the proposed amendment or supplement in accordance with the terms of the Agency Agreement. The Issuer will advise the Agent of the filing of any document required to be filed pursuant to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, on the day of such filing and will furnish one copy of such document to the Agent no later than one Business Day after such filing. The Issuer will file such amendment or supplement with the Commission, provide the Agent with copies of any such amendment or supplement, confirm to the Agent that such amendment or supplement has been filed with the Commission and advise the Agent that solicitation may be resumed.

          Any such suspension shall not affect the Issuer's obligations under the Agency Agreement; and in the event that at the time the Issuer suspends solicitation of offers to purchase there shall be any offers already accepted by the Issuer outstanding for settlement, the Issuer will have the sole responsibility for fulfilling such obligations. The Issuer will in addition promptly advise the Agent and the Trustee if such offers are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.

ACCEPTANCE OF OFFERS

          The Agent will communicate to the Issuer, orally or in writing, of each reasonable offer to purchase Notes received by it as agent; provided,
                                                                 --------
however, that if the Issuer has informed the Agent that the Issuer is not
- -------
interested in having the Agent communicate any offers to the Issuer (whether or not reasonable), the Agent shall be under no obligation to communicate any offers to the Issuer. The Issuer will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part. The

Agent shall have the right, without notice to the Issuer, to reject any offer received by it, in whole or in part, if the Agent deems such offer unreasonable. Prior to accepting any offer the Issuer will have the specific terms of the Notes approved by the officers authorized by the Board of Directors or by the members of the Executive/Nominating Committee of the Board of Directors. If the Issuer accepts or rejects an offer, in whole or in part, the Issuer will promptly notify the Agent.

CONFIRMATION

          For each accepted offer, the Agent will issue a confirmation to the purchaser, with a separate confirmation to the Issuer's Treasury Department, setting forth the Purchase Information (as defined under "Details for Settlement" in Part II for Book-Entry Notes and in Part III for certificated Notes) and delivery and payment instructions; provided, however, that, in the
                                              --------   -------
case of the confirmation issued to the purchaser, no confirmation shall be delivered to the purchaser prior to the delivery of the Prospectus referred to below.

DELIVERY OF PROSPECTUS

          A copy of the Prospectus as most recently amended or supplemented on the date of delivery thereof (except as provided below) will be delivered to a purchaser by the Agent prior to or simultaneously with the earlier of delivery of (i) the written confirmation provided for above, and (ii) any Note purchased by such purchaser. (For this purpose, entry of a Same Day Funds Settlement System ("SDFS") delivery order through The Depository Trust Company's ("DTC")
         ----                                                           ---
Participant Terminal System to credit a Book-Entry Note to the account of a Participant purchasing, or acting for the purchaser of a Book-Entry Note, shall be deemed to constitute delivery of such Book-Entry Note.) Subject to the foregoing, it is anticipated that delivery of the Prospectus, confirmation and Notes to the purchaser will be made simultaneously at settlement. The Issuer shall ensure that the Agent receives copies of the Prospectus and each amendment or supplement thereto (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the first sentence of this paragraph. If, since the date of acceptance of a purchaser's offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Issuer and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented (except for previous pricing supplements) on the date of delivery of the Prospectus.

AUTHENTICITY OF SIGNATURES

          The Issuer will cause the Trustee to furnish the Agent from time to time with the specimen signatures of each of the Trustee's officers, employees or agents who have been authorized by the Trustee to authenticate Notes, but the Agent will not have any obligation or liability to the Issuer or the Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Issuer or the Trustee on any Note or Global Note.

ADVERTISING EXPENSES

          The Issuer will determine with the Agent the amount of advertising that may be appropriate in offering the Notes. Advertising expenses will be paid by the Issuer to the extent specified in the Agency Agreement.

BUSINESS DAY

          "Business Day" with respect to any Note means, unless otherwise
           ------------
specified in the applicable Pricing Supplement, any day, other than a Saturday or Sunday, that meets each of the following applicable requirements: the day is
(i) not a day on which banking institutions are authorized or required by law or regulation to be closed in The City of New York; and (ii) if such Note is a LIBOR Note, a London Banking Day.

TRUSTEE NOT TO RISK FUNDS

          Nothing herein shall be deemed to require the Trustee to risk or expend its own funds in connection with any payment made to the Issuer, the Agent, DTC, or to the holder of any Note, it being understood by all parties that payments made by the Trustee to the Issuer, the Agent, DTC, or to the holder of any Note shall be made only to the extent that funds are provided to the Trustee for such purpose.

PART II:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES
- --------------------------------------------------------

          In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its obligations under a Letter of Representations (the "Letter")
                                                                        ------
from the Issuer and the Trustee to DTC dated as of July 11, 1996 and a Medium-Term Note Certificate Agreement (the "MTN Certificate Agreement") between the
                                      --------------- ---------
Trustee and DTC dated as of December 27, 1989 and its obligations as a participant in DTC, including DTC's SDFS.

ISSUANCE

          All Book-Entry Notes having the same Issue Date, interest rate, Maturity Date and other terms will be represented initially by a single Global
Note in fully registered form without coupons. Each Global Note will be dated and issued as of the date of its authentication by the Trustee. Each Global Note will also bear an Issue Date, which will be (i) with respect to an original Global Note (or any portion thereof), its Issue Date, and (ii) following a consolidation of Global Notes, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Notes, regardless of the date of authentication of such subsequently issued Global Note. No Global Note will represent any Note in certificated form.

IDENTIFICATION NUMBERS

          The Issuer, in cooperation with the Agent, has arranged with the CUSIP Service Bureau of Standard & Poor's Corporation (the "CUSIP Service Bureau") for
                                                      --------------------
the reservation of a series of CUSIP numbers (including tranche numbers), such series consisting of approximately 900 CUSIP numbers and relating to Global Notes representing Book-Entry Notes. The Issuer has obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers and has delivered such list to the Trustee and DTC. The Trustee will assign CUSIP numbers serially to Global Notes as described below under Settlement Procedure "C." DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Notes. The Trustee will notify the Issuer at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Notes; and the Issuer will reserve 900 additional CUSIP numbers for assignment to Global Notes representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Issuer shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

REGISTRATION

          Each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the Debt Security Register maintained by the Trustee under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (the "Participants") to act as agent or agents for such
                               ------------
owner with respect to such Book-Entry Note in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Book-Entry Note in the account of such Participants. The ownership interest of such beneficial owner in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC. So long as Cede & Co. is the registered owner of a Global Note, DTC will be considered the sole owner and holder of the Book-Entry Notes represented by such Global Note for all purposes under the Indenture.

TRANSFERS

          Transfers of beneficial interest in a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

EXCHANGES

          The Trustee may upon notice to the Issuer deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation (a copy of which shall be attached to the Global Note resulting from such consolidation) specifying (i) the CUSIP numbers of two or more outstanding Global Notes that represent Book-Entry Notes having the same interest rate, Maturity Date and other terms, and for which interest (if any) has been paid to the same date,
(ii) a date, occurring at least thirty calendar days after such written notice is delivered and at least thirty calendar days before the next Interest Payment Date (if any) for such Notes, on which such Global Notes shall be exchanged for a single replacement Global Note, and (iii) a new CUSIP number to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and a new Original Issue Date, which shall be the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Notes, and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $100,000,000 in aggregate principal amount, one Global Note will be authenticated and issued to represent each $100,000,000 of principal amount of the exchanged Global Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes (see "Denominations" below).

REDEMPTION

          The Trustee will comply with the terms of the Letter with regard to redemptions of the Book-Entry Notes. In the case of Book-Entry Notes stated by their terms to be redeemable prior to the Maturity Date, at least 40 calendar days before the date fixed for redemption (the "Redemption Date"), the Issuer shall notify the Trustee of
                     ---------------
the Issuer's election to redeem such Book-Entry Notes in whole or in part and the principal amount of such Book-Entry Notes to be so redeemed. At least 30 calendar days but not more than 60 days prior to the Redemption Date, the Trustee shall notify DTC of the Issuer's election to redeem such Book-Entry Notes. The Trustee shall notify the Issuer and DTC of the CUSIP numbers of the particular Book-Entry Notes to be redeemed either in whole or in part. The Issuer, the Trustee and DTC will confirm the amounts of such principal and any premium and interest payable with respect to each such Book-Entry Note on or about the fifth Business Day preceding the Redemption Date of such Book-Entry Note. The Issuer will pay the Trustee, in accordance with the terms of the Indenture, the amount necessary to redeem each such Book-Entry Note or the applicable portion of each such Book-Entry Note. The Trustee will pay such amount to DTC at the times and in the manner set forth herein. Promptly after payment to DTC of the amount due on the Redemption Date for such Book-Entry Note, the Trustee shall cancel any such Global Note redeemed in whole and shall deliver it to the Issuer with an appropriate debit advice. If a Global Note is to be redeemed in part, the Trustee will cancel such Global Note and issue a Global Note which shall represent the remaining portion of such Global Note and shall bear the CUSIP number of the cancelled Global Note.

DENOMINATIONS

          Book-Entry Notes will be issued in principal amounts of $100,000 or any amount in excess thereof that is an integral multiple of $1,000. Global Notes will be denominated in principal amounts not in excess of $75,000,000. If one or more Book-Entry Notes having an aggregate principal amount in excess of $75,000,000 would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $75,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Note will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Notes representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

INTEREST

          The Trustee and the Issuer acknowledge that Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure "C" to include the amount of any interest payable and certain other information regarding the related Global Note in the appropriate daily or weekly bond report published by Standard & Poor's Corporation.

PAYMENTS OF PRINCIPAL AND INTEREST

          (a)       Payments of Interest Only.  Promptly after each Record Date,
                    -------------------------
the Trustee will deliver to the Issuer and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with Maturity) and the total of such amounts. DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily or weekly bond reports published by Standard & Poor's Corporation. The Issuer will pay to the Trustee the total amount of interest due on such Interest Payment Date (other than at Maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under "Manner of Payment." If any Interest Payment Date for a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

          (b)       Payments at Maturity.  On or about the first Business Day
                    --------------------
of each month, the Trustee will deliver to the Issuer and DTC a written list of principal and interest to be paid on each Global Note maturing in the following month. The Issuer, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the Maturity of such Global Note. The Issuer will pay to the Trustee, as the paying agent (the Trustee or any other party acting as the paying agent being the "Paying Agent"), the principal amount
                                            ------------
of such Global Note, together with interest due at such Maturity. Upon surrender of a Global Note, the Trustee will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment." If any Maturity of a Global Note representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity. Promptly after payment to DTC of the principal and interest and premium due at the Maturity of such Global Note, the Trustee will cancel and destroy such Global Note or return such Global Notes to the Issuer in accordance with the Indenture.

          (c)       Manner of Payment.  The total amount of any principal and
                    -----------------
interest due on Global Notes on any Interest Payment Date or at Maturity shall be paid by the Issuer to the Trustee in funds available for use by the Trustee as of 9:30 a.m., New York City time, on such date. The Issuer will make such payment on such Global Notes by wire transfer to the Trustee. The Issuer will confirm instructions regarding payment in writing to the Trustee. Prior to 10:00 a.m., New York City time, on each Maturity Date or as soon as possible thereafter, following receipt of such funds from the Issuer, the Trustee will pay by wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Notes on any maturity date. On each Interest Payment Date, interest payment shall be made to DTC in same day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry

Notes represented by such Global Notes are recorded in the book-entry system maintained by DTC. NEITHER THE ISSUER NOR THE TRUSTEE SHALL HAVE ANY RESPONSIBILITY OR LIABILITY FOR THE PAYMENT BY DTC TO SUCH PARTICIPANTS OF THE PRINCIPAL OF AND INTEREST ON THE BOOK-ENTRY NOTES.

          (d)       Withholding Taxes.  The amount of any taxes required under
                    -----------------
applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

SETTLEMENT

          In the event of a purchase of Book-Entry Notes by the Agent, as principal, appropriate Settlement details, if different from those set forth below, will be set forth in the Purchase Agreement to be entered into between the Agent and the Issuer. Unless otherwise agreed, Settlement Procedures with regard to each Book-Entry Note sold by the Agent, as agent for the Issuer, will be as follows.

          The receipt by the Issuer of immediately available funds in payment for a Book-Entry Note, the authentication and issuance of the Global Note or Global Notes representing such Note and entry by the Agent of an SDFS deliver order through DTC's Participant Terminal System to credit such Note to the account of a Participant purchasing, or acting for the purchase of, such Note, shall constitute "settlement" with respect to such Note. All orders accepted by the Issuer will be settled from one to five Business Days from the date of the sale pursuant to the timetable for settlement set forth below unless the Issuer and the purchaser agree to settlement on a later date.

DETAILS FOR SETTLEMENT

          For each offer accepted by the Issuer, the Agent will communicate to the Issuer's Treasury Department by telephone, confirmed by telex, facsimile machine or other acceptable written means, the following information (the "Purchase Information"):
 --------------------

          1. Principal amount of each Note (in authorized denominations) to be purchased.

          2. Issue price, interest rate if fixed or Initial Interest Rate and interest rate basis if floating, Spread or Spread Multiplier, maximum or minimum interest rates, interest calculation dates, Index Maturity, Interest Determination Date, Interest Reset Date, interest rate reset period, interest payment period, Record Dates and Interest Payment Dates (as such capitalized terms are defined in either the Indenture or the Prospectus Supplement), in each case, to the extent applicable.

          3. Any index to determine the amounts of payments of principal and any premium and interest.

          4.        Maturity of each Note.

          5. Redemption, repayment or sinking fund provisions, if any, of each Note.

          6. If an Original Issue Discount Note, the Yield to Maturity and the initial accrual period of original issue discount.

          7.        Issue Date of each Note.

          8.        Settlement date for each Note.

          9. Agent's commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement).

          The Issue Date of, and the settlement date for, Notes will be the same. Before accepting any offer to purchase Book-Entry Notes to be settled in less than three Business Days, the Issuer will verify that the Trustee will have adequate time to prepare and authenticate the Global Notes.

SETTLEMENT PROCEDURES

          Settlement Procedures with regard to each Book-Entry Note sold by the Issuer through the Agent shall be as follows:

A. The Agent will advise the Issuer by telephone, confirmed by telecopy, of the Purchase Information with respect to each Book-Entry Note which will be represented by the Global Note which is to be issued.

B. The Issuer will advise the Trustee by telex, facsimile transmission or by another mutually acceptable method of the information set forth in Settlement Procedure "A" above and the name of the Agent. Each such communication by the Issuer shall constitute a representation and warranty by the Issuer to the Trustee and the Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Issuer; (ii) such Note, and the Global Security representing such Note, will conform with the terms of the Indenture pursuant to which such Note and Global Security are issued; and
     (iii) upon authentication and delivery of such Global Security, the aggregate initial offering price of all Notes issued under the Indenture will not exceed $75,000,000 (except for Securities represented by, authenticated and delivered in exchange for or in lieu of Securities pursuant to the Indenture).

C. The Trustee will assign a CUSIP number to the Global Note representing such Book-Entry Note and advise the Issuer by telephone, confirmed by telecopy, of such CUSIP number. The Trustee will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC (which shall route such information to Standard & Poor's Corporation and Interactive Data Corporation) and the Agent.

     1.   The applicable information set forth in Settlement Procedure "A."

     2. Initial Interest Payment Date for such Book-Entry Note, number of days by which such date succeeds the Record Date and the amount of interest payable on such Interest Payment Date per $1,000 principal amount of Book-Entry Notes.

     3.   CUSIP number of the Global Note representing such Book-Entry Note.

     4. Whether such Global Note will represent any other Book-Entry Note (to the extent known at such time).

     5.   Interest payment periods.

     6. Numbers of the participant accounts maintained by DTC on behalf of the Trustee and the Agent.

D. To the extent it has not already done so, the Issuer will deliver to the Trustee a Global Note representing such Book-Entry Note.

E. The Trustee will complete and authenticate the Global Note representing such Book-Entry Note.

F. DTC will credit such Book-Entry Note to the Trustee's participant account at DTC.

G. The Trustee will enter an SDFS deliver order through DTC's Participant Terminal System, with respect to each Book-Entry Note represented by the Global Note to be issued, instructing DTC to (i) debit such Book-Entry Note to the Trustee's participant account and credit such Book-Entry Note to the Agent's participant account and (ii) debit the Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Note less the Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Note representing such Book-Entry Note has been delivered and authenticated and (ii) the Trustee is holding such Global Note pursuant to the MTN Certificate Agreement.

H. The Agent will enter an SDFS deliver order through DTC's Participant Terminal System, with respect to each Book-Entry Note represented by the Global Note to be issued, instructing DTC (i) to debit such Book-Entry Note to the Agent's participant account and credit such Book-Entry Note to the participant accounts of the Participant with respect to such Book-Entry Note and (ii) to debit the settlement accounts of such Participant and credit the settlement account of the Agent for an amount equal to the price of such Book-Entry Note.

I. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "G" and "H" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

J. The Trustee, upon confirming receipt of such funds, will credit the amount transferred to the Trustee in accordance with Settlement Procedure "G," in funds available for immediate use, to a bank account of the Issuer at the Trustee.

K. The Agent will confirm the purchase of each Book-Entry Note to the purchaser either by transmitting to the Participant with respect to such Book-Entry Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser, in each case together with or preceded by a Prospectus, Prospectus Supplement and Pricing Supplement.

L. The Trustee will send a copy of the Global Note(s) representing such Book-Entry Note by first-class mail to the Issuer's Treasury Department.

M. On the first Business Day of each month, the Trustee will also send to the Issuer's Treasury Department a statement setting forth the principal amount of Book-Entry Notes Outstanding as of that date under the Indenture.

     Preparation
     of Pricing
     Supplement:    If the Issuer accepts an offer to purchase a Book Entry
                    Note, it will prepare a Pricing Supplement reflecting the terms of such

                    Book-Entry Note and arrange to have delivered to the Agent a copy of such Pricing Supplement, not later than 5:00 p.m., New York City time, on the Business Day following the sale Date, or if the Issuer and the Agent or purchaser agree to settlement on the Business Day following the date of acceptance of such offer, not later than noon, New York City time, on such date. The Issuer will arrange to have a Pricing Supplement filed with the Commission not later than the close of business on the fifth Business Day following the date on which such Pricing Supplement is first used.

          Copies of the Pricing Supplement must be delivered to the Agent and the Trustee as indicated below:

          (1) Donaldson, Lufkin & Jenrette Securities Corporation:
                    Attn: Syndicate/MTN Department (Carlos Sanchez), fax number (212) 892-4298;

          (2) First Union National Bank:
                    Attn: Alan G. Finn, fax number (215) 985-7290.

SETTLEMENT PROCEDURES TIMETABLE

          For orders of Book-Entry Notes solicited by the Agent, and accepted by the Issuer for settlement on the first Business Day after the sale date, Settlement Procedures "A" through "K" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

              Settlement
              Procedure                                Time
              ---------                                ----
                A-B               11:00 a.m.     on the sale date
                C                  2:00 p.m.     on the sale date
                D                  3:00 p.m.     on the Business Day
                                                 before settlement date
                E                  9:00 a.m.     on settlement date
                F                 10:00 a.m.     on settlement date
                G-H                2:00 p.m.     on settlement date
                I                  4:45 p.m.     on settlement date
                J-L                5:00 p.m.     on settlement date
                M                                monthly

     NOTE: THE PROSPECTUS AS MOST RECENTLY AMENDED OR SUPPLEMENTED MUST ACCOMPANY OR PRECEDE ANY WRITTEN CONFIRMATION GIVEN TO THE CUSTOMER, PROVIDED THAT THE PRICING SUPPLEMENT SUPPLIED SHALL BE THE PRICING SUPPLEMENT APPLICABLE TO THE SETTLEMENT, UNLESS A CHANGE OTHER THAN PRICE SHALL BE INCLUDED IN A LATER PRICING SUPPLEMENT, IN WHICH CASE BOTH SHALL BE PROVIDED. (SETTLEMENT PROCEDURE K).

          If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A," "B" and "C" shall be completed as soon as practicable but not later than the times specified above on the first Business Day after the sale date. In connection with a sale which is to be settled more than one Business Day after the sale date, if the initial interest rate for a Floating Rate Note is not known at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rates have been determined, but no later than 11:00 a.m. and 2:00 p.m., respectively, on the second Business Day before the settlement date. Settlement Procedures "I" and "J" are subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

          If settlement of a Book-Entry Note is rescheduled or cancelled, the Issuer shall notify the Trustee no later than 1:00 p.m. New York City time on the Business Day immediately preceding the scheduled settlement date, and upon receipt of such notice, the Trustee will deliver to DTC, through DTC's Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m., New York City time, on the Business Day immediately preceding the scheduled settlement date.

FAILURE TO SETTLE

          If the Trustee has not entered an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure "G," then upon written request (which may be evidence by telecopy transmission) of the Issuer, the Trustee shall deliver to DTC, through DTC Participation Terminal System, as soon as practicable, but no later than 2:00 p.m. on any Business Day, a withdrawal message instructing DTC to debit such Book-Entry Note to the Trustee's participant account. DTC will process the withdrawal message, provided that the Trustee's participant account contains a principal amount of the Global Note representing such Book-Entry Note that is at least equal to the principal amount to be debited. If withdrawal messages are processed with respect to all the Book-Entry Notes represented by a Global Note, the Trustee will mark such Global Note "cancelled," make appropriate entries in the Trustee's records and so advise the Issuer. The CUSIP number assigned to such Global Note shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If withdrawal messages are processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Note, the Trustee will exchange such Global Notes for two Global Notes, one of which shall represent such Book-Entry Note or Book-Entry Note and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

          If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Book-Entry Note by the beneficial purchaser thereof (or person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participant and, in turn the Agent for such Book-Entry Note may enter an SDFS deliver order through DTC's Participant Terminal System debiting such Book-Entry Note to the Agent's participant account and crediting such Book-Entry Note free to the participant account of the Trustee and shall notify the Trustee and the Issuer thereof. Thereafter, the Trustee, (i) will immediately notify the Issuer, once the Trustee has confirmed that such Book-Entry Note has been credited to its participant account, and the Issuer shall immediately transfer by Fedwire (in immediately available funds) to the Agent an amount equal to the price of such Book-Entry Note which was previously sent by wire transfer to the account of the Issuer maintained at the Trustee in accordance with Settlement Procedure "J," and (ii) the Trustee will deliver the withdrawal message and take the related actions described in the preceding paragraph. The Agent will not be entitled to any commission with respect to any Book-Entry Note which the purchaser does not accept and make payment for. Such debits and credits will be made on the settlement date, if possible, and in any event not later than 5:00 p.m. on the following Business Day. If such failure shall have occurred for any reason other than failure by the Agent to perform its obligations hereunder or under the Agency Agreement, the Issuer will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when the funds were credited to the account of the Issuer but only to the extent that, after using reasonable efforts, the Agent is unable to recoup its loss from a defaulting Purchaser.

          Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement procedures "D" and "E," for the authentication and issuance of a Global Note representing the other Book-Entry Notes to have been represented by such Global Note and will make appropriate entries in its records.

PART III:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES

INTEREST PAYMENTS

          On the fifth Business Day immediately preceding each Interest Payment Date, the Trustee will furnish the Issuer with the total amount of the interest payments to be paid on such Interest Payment Date. The Trustee will provide monthly to the Issuer's Treasury Department a list of the principal and interest to be paid on Notes maturing in the next succeeding month. The Trustee will assume responsibility for withholding taxes on interest paid as required by law to the extent holders have not produced a taxpayer identification number (TIN).

PAYMENT AT MATURITY

          Upon presentation of each Note at Maturity, the Trustee (or a duly authorized Paying Agent) will pay the principal amount thereof, together with any premium and accrued interest due at Maturity. Such payment will be made in immediately available funds, provided that the Note is presented in time for the
                             --------
Trustee (or any such Paying Agent) to make payment in such funds in accordance with its normal procedures. The Issuer will provide the Trustee (and any such Paying Agent) with funds available for immediate use for such purpose. Notes presented at Maturity will be cancelled by the Trustee as provided in the Indenture.

DETERMINATION OF SETTLEMENT DATE

          The receipt of immediately available funds by the Issuer from the Agent in payment for a Note and the authentication and issuance of such Note shall, with respect to such Note, constitute "settlement." All offers accepted by the Issuer will be settled on the fifth Business Day next succeeding the date of receipt unless otherwise agreed by any purchaser, the Issuer and the Trustee. The settlement date shall be specified upon receipt of an offer prior to 3:00 p.m., New York City time. On the Business Day prior to the settlement date, the Issuer will instruct the Trustee to authenticate and deliver the Notes no later than 2:15 p.m., New York City time, on the settlement day.

DETAILS FOR SETTLEMENT

          In the event of a purchase of certificated Notes by the Agent, as principal, appropriate Settlement details, if different from those set forth below, will be set forth in the Purchase Agreement to be entered into between the Agent and the Issuer. Unless otherwise agreed, Settlement Procedures with regard to certificated Notes sold by the Agent, as agent for the Issuer, will be as follows.

          For each offer accepted by the Issuer, the Agent will communicate to the Issuer's Treasury Department by telephone, confirmed by telex, facsimile machine or other acceptable means, the Purchase Information prior to 3:00 p.m., New York City time, on the Business Day prior to the applicable settlement date. For certificated Notes "Purchase Information" shall refer to the terms of the
                        --------------------
Notes described under "Details of Settlement" in Part II and the following additional information:

          1.   Exact name in which the Note or Notes are to be registered (the

               "registered owner").
               -----------------

          2. Exact address of the registered owner and, if different, the address for delivery, notices and payment of principal and premium and interest.

          3.   Taxpayer Identification Number (TIN) of the registered owner.

          4.   Delivery address for each Note.

          The Issue Date of, and the settlement date for, Notes will be the same. Before accepting any offer to purchase Notes to be settled in less than three Business Days, the Issuer will verify that the Trustee will have adequate time to prepare and authenticate the Notes.

          Immediately after receiving the details for each offer from the Agent (but in no event later than 3:00 p.m. on the Business Day prior to the settlement date for such Notes), the Issuer will, after recording the details and any necessary calculations, communicate the Purchase Information by telex, facsimile transmission or other acceptable means, to the Trustee. The Trustee will assign to and enter on each Note a transaction number. Each such communication by the Issuer shall constitute a representation and warranty by the Company to the Trustee and the Agent that (i) such Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Issuer; (ii) such Note, and the Global Security representing such Note, will conform with the terms of the Indenture pursuant to which such Note and Global Security are issued; and (iii) upon authentication and delivery of such Global Security, the aggregate initial offering price of all Notes issued under the Indenture will not exceed $75,000,000 (except for Securities represented by, authenticated and delivered in exchange for or in lieu of Securities pursuant to the Indenture).

SETTLEMENT;  NOTE DELIVERIES AND CASH PAYMENT

          The Issuer will deliver to the Trustee at the commencement of the program and from time to time thereafter a supply of duly executed Notes adequate to implement the program. Upon the receipt of appropriate documentation and instructions from the Issuer the Trustee will cause the Notes to be completed and authenticated and hold the Notes for delivery against confirmation from the Issuer of receipt of payment.

          The Trustee will deliver the Notes in accordance with instructions from the Issuer, to the Agent, as the Issuer's agent, for the benefit of the purchaser against receipt therefor by stamping the delivery receipt with the date and time received and returned. If the Agent in any instance advances its own funds, the Issuer shall not use any of the proceeds of such sale to acquire securities.

          The Agent, as the Issuer's agent, will deliver the Notes (with the written confirmation and Prospectus provided for in Part I above) to the purchaser thereof against payment therefor by such purchaser. Delivery of any confirmation or Note will be made in compliance with "Delivery of Prospectus" in
Part I.

FAILS

          In the event that a purchaser shall fail to accept delivery of and make payment for a Note on the settlement date, the Agent will notify the Trustee and the Issuer by telephone, confirmed in writing. If such Note has been delivered to the Agent, as the Issuer's agent, the Agent shall return such Note to the Trustee. If funds have been advanced by the Agent for the purchase of such Note, the Issuer will, immediately upon receipt of confirmation from the Trustee of receipt of such Note, debit its account for the amount so advanced and shall refund the payment previously made by the Agent in immediately available funds. Such payments will be made on the settlement date for such Note, if possible, and in any event not later than the Business Day following such settlement date. If any failure described in this paragraph shall have occurred for any reason other than the failure of the Agent to provide the Purchase Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse the Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Issuer but only to the extent that, after using reasonable efforts, the Agent is unable to recoup its loss from a defaulting Purchaser.

          Immediately upon receipt of the Note in respect of which the fail occurred, the Trustee will cause the Debt Security Registrar to make appropriate entries to reflect the fact that the Note was never issued and the Note will be cancelled and disposed of as provided in the Indenture.

                                    ANNEX A


                              Agent's Address for
                          Delivery of the Prospectus
                          with the Pricing Supplement
                          ---------------------------


Donaldson, Lufkin & Jenrette Securities Corporation
277 Park Avenue
New York, N.Y. 10172
Attention: Carlos Sanchez, Syndicate/MTN Department

                                                                       EXHIBIT C


                              PURCHASE AGREEMENT

                                                                   _______, 199_

UGI Utilities, Inc.
100 Kachel Boulevard
Suite 400
P.O. Box 12677
Reading, Pennsylvania  19612-2677

Attention Treasurer:

          The undersigned agrees to purchase the following principal amount of the Securities described in the Agency Agreement dated August 1, 1996 (the "Agency Agreement"):
- -----------------

          Principal                          $__________
          Interest Rate                      ___%
          Maturity Date                      __________
          Discount                           ___% of Principal Amount
          Price to be paid to Issuer
               (in immediately
               available funds)              $__________
          Commission to Agent                $__________
          Settlement Date                    __________, 199_

          Except as otherwise expressly provided herein, all terms used herein which are defined in the Agency Agreement shall have the same meanings as in the Agency Agreement.

          This Agreement incorporates by reference all of the provisions of the Agency Agreement (including any amendment entered into pursuant thereto by the Issuer and the Agent, to the extent applicable), except provisions of the Agency Agreement relating specifically to solicitation by the Agent, as Agent, and except that (i) the last sentence of Section 7(d) shall not be applicable; and
(ii) the term "this Agreement", as used in Section 7(d) of the Agency Agreement, shall be deemed to refer to this Agreement (and not the Agency Agreement) except that in the sixth sentence such term shall be deemed to refer to the Agency Agreement. You and we agree to perform, to the extent applicable, our respective duties and obligations specifically provided to be performed by each of us in the Procedures.

          Our obligation to purchase Securities hereunder is subject to the accuracy on the above Settlement Date of your representations and warranties contained in Section 2 of the

Agency Agreement (it being understood that such representations and warranties shall be deemed to be made as of the date of this Purchase Agreement and references to the Registration Statement and Prospectus shall be deemed to relate to the Registration Statement and the Prospectus as amended at such Settlement Date specified above) and to your performance and observance of all covenants and agreements contained in Sections 4 and 6 thereof. Our obligation hereunder is also subject to the following conditions:

          (a) the satisfaction, at such Settlement Date, of each of the conditions set forth in subsections (a) and (b) and (d) through (g) of
     Section 5 of the Agency Agreement (it being understood that each document so required to be delivered shall be dated such Settlement Date and that each such condition and the statements contained in each such document that relate to the Registration Statement or the Prospectus shall be deemed to relate to the Registration Statement or the Prospectus, as the case may be, as amended or supplemented as of the date hereof and at the time of settlement on such Settlement Date and except that the opinion described in
     Section 5(d) shall be modified so as to state that the Securities being sold on such Settlement Date, when delivered against payment therefor as provided in the Indenture and this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Issuer enforceable in accordance with their terms, subject only to the exceptions as to enforcement set forth in clause
     (iii) of Section 5(d) of the Agency Agreement, and will conform to the description thereof contained in the Prospectus and amended or supplemented at such Settlement Date; and

          (b) there shall not have occurred since the date of the most recent amendment or supplement to the Prospectus (i) any material adverse change in the financial condition, results of operations, business or prospects of the Issuer or its subsidiaries taken as a whole; (ii) any downgrading in the rating of the Securities or any other debt securities of the Issuer by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of the Securities or any other debt securities of the Issuer (other than an announcement with positive implications of a possible upgrading and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on the New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading on any securities of the Issuer on any exchange or in the over-the counter market if, any such event or any condition giving rise thereto or existing concurrently therewith makes it impracticable to proceed with the purchase of the Securities on the terms and in the manner contemplated by the applicable Pricing Supplement and the Prospectus; (iv) any banking moratorium declared by Federal or New York authorities; or (v) any declaration of war by Congress or any other substantial national or international calamity or emergency if the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical to proceed with the purchase of the Securities on the terms and in the manner contemplated by the applicable Pricing Supplement and the Prospectus.

          (c) During the ___-day period following the date hereof you will not, directly or indirectly, without our prior consent, offer, sell or enter into any agreement to sell, in a public offering, any debt securities issued or guaranteed by the Issuer with a maturity of more than one year and terms substantially similar to those of the Securities being purchased pursuant to this Agreement.

          (d) Prior to the settlement date, you shall have furnished to us the following information, certificates and documents:



          For purposes of the definition of "Marketing Time" in the Agency Agreement, the time period referred to in such definition shall be ___ days.

          If any of the conditions specified herein or in Section 12 of the Agency Agreement shall not have been fulfilled in all material respects when and as provided in the Agency Agreement, or if any of the opinions and certificates mentioned above or in this Purchase Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, the Purchase Agreement and all obligations of the Purchaser thereunder may be canceled at, or at any time prior to, the respective settlement date by the Purchaser. Notice of such cancellation shall be given to the Issuer in writing or by telephone or telegraph confirmed in writing.

          In further consideration of our agreement hereunder, you agree that between the date hereof and the above Settlement Date, you will not offer or sell, or enter into any agreement to sell, any debt securities of the Issuer in the United States, other than sales of Securities, borrowings under your revolving credit agreements and lines of credit, the private placement of securities and issuances of your commercial paper.

          If for any reason our purchase of the above Securities is not consummated, the respective obligations of you and the undersigned pursuant to
Section 7 shall remain in effect.

          THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such executed counterparts shall together constitute one and the same Agreement.

                                    DONALDSON, LUFKIN & JENRETTE SECURITIES
                                    CORPORATION


                                    By:_________________________________
                                      Name:
                                      Title:

CONFIRMED AND ACCEPTED, as of
the date first above written:

UGI UTILITIES, INC.

By:_________________________________
   Name:
   Title:

                                                                       EXHIBIT D

                         FORM OF OFFICERS' CERTIFICATE
                     TO BE ISSUED PURSUANT TO SECTION 5(E)

     [Name of First Officer], [title (the President or a Vice President)], and [Name of Second Officer], [title (a principal financial or accounting officer)], of UGI Utilities, Inc., a Pennsylvania corporation (the "Issuer"), pursuant to
                                                         ------
Section 5(e) of the Agency Agreement dated August 1, 1996 (the "Agency
                                                                ------
Agreement") between the Issuer and Donaldson, Lufkin & Jenrette Securities
- ---------
Corporation, each hereby certifies on behalf of the Issuer that:

     1. The representations and warranties of the Issuer contained in the Agency Agreement are true and correct on and as of the date hereof.

     2. The Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied under the Agency Agreement at or prior to the date hereof.

     3. No stop order suspending the effectiveness of the Registration Statement (as defined in the Agency Agreement), as amended or supplemented, or any part thereof has been issued and, to our knowledge, no proceedings for that purpose have been instituted or are contemplated by the Securities and Exchange Commission.

     4. Subsequent to [Date of most recent financial statements included or incorporated by reference in the Prospectus] there has been no material adverse change in the financial position, results of operation, business or prospects of the Issuer and its subsidiaries taken as a whole, except as set forth in or contemplated by the Prospectus (as defined in the Agency Agreement), as amended or supplemented.

     IN WITNESS WHEREOF, we have hereunto signed our names.

Dated: _______________


                                   ______________________________
                                   Name:
                                   Title:


                                   _______________________________
                                   Name:
                                   Title: